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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): August 10, 2000



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                               WRC MEDIA INC.

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           (Exact name of registrant as specified in its charter)

             Delaware                 333-96119                13-4066536
(State or other jurisdiction  (Commission File Number)       (IRS Employer
         of incorporation)                                 Identification No.)

            1 Rockefeller Plaza, 32nd Floor, New York, NY 10020
            (Address of principal executive offices) (Zip Code)


                               (212) 582-6700
            (Registrant's telephone number, including area code)



                               Not Applicable

       (Former name or former address, if changed since last report)




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Item 5. Other Events.
        -------------

        On August 10, 2000, WRC Media Inc. reported the results for the second quarter ended June 30, 2000 which are set forth in the press release in the Exhibit hereto.

Item 7. Exhibits.
        ---------

Exhibit No.                      Exhibit
-----------                      -------

  99.1           Press release issued by WRC Media Inc. on August 10, 2000






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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WRC MEDIA INC.


                                              By:  /s/ Charles L. Laurey
                                                   ---------------------------
                                                   Name:  Charles L. Laurey
                                                   Title:    Secretary


Date:  August 11, 2000



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                             INDEX TO EXHIBITS



Exhibit No.                      Exhibit
-----------                      -------

  99.1           Press release issued by WRC Media Inc. on August 10, 2000